Exchangeable Right Liability	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Exchangeable Right Liability

16. Exchangeable Right Liability

The Company has 6,600,000 outstanding Exchangeable Rights to purchase an aggregate of 6,600,000 shares of the Company’s common shares. There were no Exchangeable Rights exercised during the year ended December 31, 2021.

The Company accounts for the Exchangeable Rights in accordance with ASC 815-40 and determined that the Exchangeable Rights do not meet the criteria for equity treatment thereunder. As such, the Exchangeable Rights must be recorded as a liability and are subject to re-measurement at each balance sheet date. Changes in fair value are recognized in gain on fair value of exchangeable right liability in the Company’s Consolidated Statements of Operations and Comprehensive Loss.

Each Exchangeable Right entitles the holder to exchange one Exchangeable Right for one of the Company’s Common Shares at an exercise price of $11.50 per share, subject to adjustment, or cash, at Wejo Bermuda’s option. The Exchangeable Rights cannot be exercised until 12 months after the issuance thereof, which occurred in connection with the closing of the Business Combination on November 18, 2021. Thereafter, it can be exercised at any time up until the fifth year following the close of the Business Combination.

The exercise price and number of Common Shares issuable upon exercise of the Exchangeable Rights may be adjusted in certain circumstances including in the event of a stock dividend, recapitalization, reorganization, merger or consolidation.

Activity of the Exchangeable Rights during the year ended December 31, 2021 is as follows:

Exchangeable Rights
liability
Outstanding as of December 31, 2020	$—
Issued as part of the Business Combination	6,600,000
Exercised	—
Outstanding as of December 31, 2021	$6,600,000